UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
              Washington, D.C.  20549


                             FORM 8-K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



                  April 13, 1998
-------------------------------------------------
Date of Report (Date of earliest event reported)



Harnischfeger Industries, Inc.
-----------------------------------
(Exact name of registrant as specified in its charter)



Delaware             1-9299             39-1566457
--------------------------------------------------
(State or other    (Commission        IRS Employer
 jurisdiction of    File Number)
Identification No.
 incorporation)



3600 South Lake Drive, St. Francis, Wisconsin
---------------------------------------------
(Address of principal executive offices)

53235-3716
----------
Zip Code


(414) 486-6400
--------------------------------------------------
 Registrant's telephone number, including area
code)


-------------------------------------------------
Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

On March 30, 1998, Harnischfeger Industries, Inc.
(the "Company") completed the sale of
approximately 80% of the common stock of the Company's P&H Material Handling ("Material
Handling") business to Chartwell Investments, Inc.
in a leveraged recapitalization transaction for approximately $340 million in cash and $4.8 million of preferred stock which carries a 12.25%
PIC dividend.  The Company will retain
approximately 20% of the outstanding common stock and 11% of the outstanding voting securities of Material Handling and will hold one of the eight
Board of Directors seats for Material Handling.
In addition, the Company has licensed to Material
Handling the sole and exclusive right to use the P&H trademark on existing Material Handling produced products on a worldwide basis for periods specified in the agreement for a royalty fee payable over a ten year period.

Material Handling is a leading supplier of through-the-air cranes, hoists and dock-side cranes for industrial and shipyard settings.

Item 7.   Financial Statements and Exhibits

Filed with this Current Report on Form 8-K is pro forma financial information relative to the divestiture of Material Handling required pursuant to Article 11 of Regulation S-X.

The following financial statements and exhibits
are filed as part of this report:
                                        Page No.
                                        -------
(b)  Pro forma financial information
     (1)  Unaudited Pro Forma Condensed
          Statements of Income             2-6

     (2)  Unaudited Pro Forma Condensed
          Balance Sheet                      7











           Harnischfeger Industries, Inc.
           Unaudited Pro Forma Condensed
                Financial Statements

The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of Harnischfeger
Industries, Inc.

The pro forma data is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture of Material Handling been consummated on the dates indicated, nor is such data necessarily indicative of future operating results or financial position.
There is no assurance that similar results will be achieved in the future. Allocations and adjustments have been based on the best information currently available.

The accompanying pro forma condensed balance sheet reflects the use of the after-tax proceeds from the sale of approximately $300 million to initially pay down debt.

The historical statements of income of
Harnischfeger Industries, Inc. for fiscal years ended October 31, 1995, 1996 and 1997 and the first quarters of fiscal 1997 and 1998 have been restated to reflect the Material Handling business as a discontinued operation. The results of the discontinued operations do not reflect any interest expense or management fees allocated by the Company.

NOTE 1 - The pro forma condensed statements of income have been prepared assuming that the divestiture of Material Handling occurred on November 1, 1996, and the pro forma condensed balance sheet has been prepared assuming that the divestiture of Material Handling occurred as of January 31, 1998.

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1995


                         Historical       MHE       Restated
                         -----------     ---------     -----------
REVENUES
  Net Sales              $2,152,079      $239,882      $1,912,197
  Other Income               32,208         3,766          28,442
                         ----------      --------      ----------
                         2,184,287        243,648       1,940,639

COST OF SALES            1,671,932        183,492       1,488,440
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                 330,990         37,306         293,684
                         ----------      --------      ----------
OPERATING INCOME           181,365         22,850         158,515

INTEREST EXPENSE-NET       (40,713)          (200)       ($40,513)
                          ----------      --------      ----------
INCOME BEFORE JOY
  MERGER COSTS,
  GAIN ON SALE
  OF MEASUREX INVESTMENT,
  PROVISION FOR INCOME
  TAXES & MINORITY
  INTEREST                 140,652         22,650         118,002

JOY MERGER COSTS           (17,459)             -         (17,459)
GAIN ON SALE OF MEASUREX
  INVESTMENT                29,657              -          29,657
PROVISION FOR
  INCOME TAXES             (53,500)        (7,928)        (45,572)
MINORITY INTEREST           (7,230)             -          (7,230)
                         ----------     ----------     ----------
INCOME FROM
  CONTINUING
  OPERATIONS               $92,120        $14,722         $77,398

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                   $1.99                          $1.67
                             =====                          =====
     DILUTED                 $1.97                          $1.66
                             =====                          =====

AVERAGE SHARES OUTSTANDING
     BASIC                  46,218                         46,218
                            ======                         ======
     DILUTED                46,659                         46,659
                            ======                         ======

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1996


                         Historical       MHE       Restated
                         ----------     -----      ---------
REVENUES
  Net Sales               $2,863,931    $323,216      $2,540,715
  Other Income                23,639       2,613          21,026
                          ----------    --------      ----------
                           2,887,570     325,829       2,561,741

COST OF SALES              2,166,775     247,397       1,919,378
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                   433,776      45,325         388,451
RESTRUCTURING CHARGE          43,000           -          43,000
                          ----------     --------      ----------
OPERATING INCOME             244,019      33,107         210,912

INTEREST EXPENSE-NET         (62,258)       (245)        (62,013)
                          ----------     --------      ----------
INCOME BEFORE PROVISION
  FOR INCOME TAXES
  & MINORITY INTEREST        181,761      32,862         148,899

PROVISION FOR
  INCOME TAXES               (63,600)    (11,502)        (52,098)
MINORITY INTEREST             (3,944)        (45)         (3,899)
                          ----------    ----------     -----------

INCOME FROM CONTINUING
  OPERATIONS                $114,217     $21,315         $92,902
                          ==========    ==========     ===========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
            BASIC              $2.42                       $1.97
                               =====                       =====
            DILUTED            $2.40                       $1.95
                               =====                       =====

AVERAGE SHARES OUTSTANDING
           BASIC              47,196                      47,196
                              ======                      ======
           DILUTED            47,565                      47,565
                              ======                      ======


                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1997


                         Historical       MHE       Restated
                        ------------   --------     -----------
REVENUES
  Net Sales               $3,088,538     $353,350    $2,735,188
  Other Income                29,705        2,524        27,181
                         ----------      ---------   -----------
                         3,118,243        355,874      2,762,369

COST OF SALES            2,341,515        261,168      2,080,347
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                 457,456         56,307        401,149
                         ----------      ---------     -----------
OPERATING INCOME           319,272         38,399        280,873

INTEREST EXPENSE-NET       (72,543)          (398)       (72,145)
INCOME BEFORE
  PROVISION
  FOR INCOME TAXES
  & MINORITY
  INTEREST                 246,729         38,001        208,728

PROVISION FOR
  INCOME TAXES             (83,875)       (12,920)       (70,955)
MINORITY INTEREST          (10,014)           (18)        (9,996)
                         -----------    ----------     -----------
INCOME FROM
  CONTINUING
  OPERATIONS              $152,840        $25,063       $127,777


INCOME PER SHARE FROM
  CONTINUING OPERATIONS
      BASIC                  $3.20                         $2.67
                             =====                         =====
      DILUTED                $3.17                         $2.65
                             =====                         =====

AVERAGE SHARES OUTSTANDING
      BASIC                 47,827                        47,827
                            ======                        ======
      DILUTED               48,261                        48,261
                            ======                        ======

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                       For the Year Ended October 31, 1997



                         Adjustments     Pro Forma
                         -----------     ---------
REVENUES
  Net Sales              $    -         $2,735,188
  Other Income              588 (A)         30,419
                          2,650 (B)
                         -----------    -----------
                          3,238         2,765,607

COST OF SALES                 -         2,080,347
PRODUCT DEVELOPMENT,
  SELLING &
  ADMINISTRATIVE
  EXPENSES                    -           401,149
                         ----------     -----------
OPERATING INCOME          3,238           284,111

INTEREST EXPENSE-NET     10,567 (C)       (61,578)
                         ----------     -----------
INCOME BEFORE PROVISION
  FOR INCOME TAXES
  & MINORITY INTEREST    13,805           222,533

PROVISION FOR
  INCOME TAXES           (4,694)(D)       (75,649)
MINORITY INTEREST             -            (9,996)
                         -----------    ----------
INCOME FROM CONTINUING
  OPERATIONS             $9,111          $136,888
                         ===========    ==========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
      BASIC                                 $2.86
                                            =====
      DILUTED                               $2.84
                                            =====

AVERAGE SHARES OUTSTANDING
      BASIC                                47,827
                                           ======
      DILUTED                              48,261
                                           ======

(A)  Reflects dividend income from the 12.25% preferred stock.
(B)  Reflects royalty income calculated as a percent of MHE's sales.
(C) Reflects the reduction in interest expense resulting from the repayment of short- and long-term debt available for repayment.
(D)  Reflects tax effects of pro forma adjustments.

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1997

                         Historical       MHE       Restated
                         ----------     -----     ----------
REVENUES
  Net Sales               $699,411      $79,982      $619,429
  Other Income               8,760        1,376         7,384
                          --------      -------       --------
                           708,171       81,358       626,813

COST OF SALES              527,637       60,792       466,845
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                 113,034       13,370        99,664
                          --------      -------       --------
OPERATING INCOME            67,500        7,196        60,304

INTEREST EXPENSE-NET       (16,497)        (221)      (16,276)
                           -------       -------       --------

INCOME BEFORE PROVISION
  FOR INCOME TAXES &
  MINORITY INTEREST         51,003        6,975        44,028

PROVISION FOR INCOME TAXES (17,850)      (2,441)      (15,409)
MINORITY INTEREST           (2,295)          (8)       (2,287)
                           --------      --------     ---------

INCOME FROM CONTINUING
  OPERATIONS               $30,858       $4,526       $26,332
                          ========       ========     =========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                   $0.65                      $0.55
                             =====                      =====
     DILUTED                 $0.64                      $0.55
                             =====                      =====

AVERAGE SHARES OUTSTANDING
     BASIC                  47,720                     47,720
                            ======                     ======
     DILUTED                48,258                     48,258
                            ======                     ======


                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1997



                               Pro Forma
                              Adjustments     Pro Forma
                             ------------     ---------
REVENUES
  Net Sales                    $    -          $619,429
  Other Income                    147 (A)         8,194
                                  663 (B)
                              ----------      --------
                                  810           627,623

COST OF SALES                       -           466,845
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                          -            99,664
                               ----------      --------
OPERATING INCOME                  810            61,114

INTEREST EXPENSE-NET            2,978 (C)       (13,298)
                              ----------       --------
INCOME BEFORE PROVISION
  FOR INCOME TAXES &
  MINORITY INTEREST             3,788            47,816

PROVISION FOR INCOME TAXES     (1,326)(D)       (16,735)
MINORITY INTEREST                   -            (2,287)
                              ----------       --------
INCOME FROM CONTINUING
  OPERATIONS                   $2,462           $28,794
                              ==========       ========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                                        $0.60
                                                  =====
     DILUTED                                      $0.60
                                                  =====

AVERAGE SHARES OUTSTANDING
     BASIC                                       47,720
                                                 ======
     DILUTED                                     48,258
                                                 ======

(A)  Reflects dividend income from the 12.25% preferred stock.
(B)  Reflects royalty income calculated as a percent of MHE's sales.
(C) Reflects the reduction in interest expense resulting from the repayment of short- and long-term debt available for repayment.
(D)  Reflects tax effects of pro forma adjustments.

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1998



                         Historical          MHE       Restated
                         -----------       -------      ---------
REVENUES
  Net Sales                $634,327        $76,483       $557,844
  Other Income               10,158            148         10,010
                           --------         -------      --------
                           644,485          76,631        567,854

COST OF SALES              479,253          56,653        422,600
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                 112,181          14,344         97,837
                          --------         -------        -------
OPERATING INCOME            53,051           5,634         47,417

INTEREST EXPENSE-NET       (18,772)           (477)       (18,295)
                           --------        -------       --------
INCOME BEFORE PROVISION
  FOR INCOME TAXES &
  MINORITY INTEREST         34,279           5,157         29,122
PROVISION FOR INCOME TAXES (11,650)         (1,753)        (9,897)
MINORITY INTEREST             (900)              -           (900)
                           --------       --------       --------

INCOME FROM CONTINUING
   OPERATIONS              $21,729          $3,404        $18,325
                           ========       ========       ========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                   $0.46                          $0.39
                              =====                         =====
     DILUTED                  $0.46                         $0.39
                              =====                         =====

AVERAGE SHARES OUTSTANDING
     BASIC                   46,742                        46,742
                             ======                        ======
     DILUTED                 46,941                        46,941
                             ======                        ======

                          Harnischfeger Industries, Inc.
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended January 31, 1998


                               Pro Forma
                              Adjustments     Pro Forma
                              -----------    ----------
REVENUES
  Net Sales                    $    -          $557,844
  Other Income                    147 (A)        10,820
                                  663 (B)
                              ----------       --------
                                  810           568,664

COST OF SALES                       -           422,600
PRODUCT DEVELOPMENT,
  SELLING & ADMINISTRATIVE
  EXPENSES                          -            97,837
                                ---------      --------
OPERATING INCOME                  810            48,227

INTEREST EXPENSE-NET            4,462 (C)       (13,833)
                               ---------       --------
INCOME BEFORE PROVISION
  FOR INCOME TAXES & MINORITY
  INTEREST                      5,272            34,394

PROVISION FOR INCOME TAXES     (1,792)(D)       (11,689)
MINORITY INTEREST                   -              (900)
                              ---------        --------

INCOME FROM CONTINUING
   OPERATIONS                  $3,480           $21,805
                              =========       =========

INCOME PER SHARE FROM
  CONTINUING OPERATIONS
     BASIC                                        $0.47
                                                  =====
     DILUTED                                      $0.46
                                                  =====

AVERAGE SHARES OUTSTANDING
     BASIC                                       46,742
                                                 ======
     DILUTED                                     46,941
                                                 ======

(A)  Reflects dividend income from the 12.25% preferred stock.
(B)  Reflects royalty income calculated as a percent of MHE's sales.
(C) Reflects the reduction in interest expense resulting from the repayment of short- and long-term debt available for repayment.
(D)  Reflects tax effects of pro forma adjustments.

                          Harnischfeger Industries Inc.
                   Unaudited Pro Forma Condensed Balance Sheet
                                 January 31, 1998

                                HII             MHE
                             --------          -------
    Assets
Current assets:
  Cash & cash equivalents      $    18,065      $       -
  Accounts receivable - net        885,623         75,545
  Inventories                      623,160         38,226
  Businesses held for sale           9,576              -
  Other current assets             133,303          6,383
                                ----------       --------
                                 1,669,727        120,154

Property, plant
  and equipment - net              639,442         43,662

Intangible assets                  506,959         37,154

Other assets                       138,098         13,867
                                 ----------       --------
Total Assets                    $2,954,226       $214,837
                                 ==========       ========

Liabilities and
 Sharholders' Equity
Current Liabilities:
  Short-term notes payable,
   including current
   portion of long-term
   obligations                  $  136,624       $  3,280
  Trade accounts payable           409,430         23,897
  Employee compensation
   and benefits                    114,166          7,513
  Advance payments and
   progress billings               119,647          9,321
  Accrued warranties                61,087          3,476
  Other current liabilities        188,366         20,655
                                 ---------       --------
                                 1,029,320         68,142

Long-term obligations              895,011          1,009
Liability for
  postretirement benefits           50,952              -
Deferred income taxes               84,589              -
Other liabilities                   47,041              -

Minority Interest                  101,506            377

Shareholders' equity               745,807        145,309
                                 ----------      ---------

Total Liabilities and
   Shareholders' Equity         $2,954,226       $214,837
                                ==========      =========

                          Harnischfeger Industries Inc.
                   Unaudited Pro Forma Condensed Balance Sheet
                                 January 31, 1998

                                    Pro Forma       HII
                                   Adjustments      Restated
                                   -----------     ---------
Assets
Current assets:
  Cash & cash equivalents           $       -         $   18,065
  Accounts receivable - net                 -            810,078
  Inventories                               -            584,934
  Businesses held for sale                  -              9,576
  Other current assets                      -            126,920
                                        ---------      ----------
                                            -          1,549,573

Property, plant
  and equipment - net                       -            595,780

Intangible assets                           -            469,805

Other assets                            4,809(A)         129,040
                                   -------------       ----------
Total Assets                        $   4,809         $2,744,198
                                   =============       ==========

Liabilities and
 Sharholders' Equity
Current Liabilities:
  Short-term notes payable,
   including current
   portion of long-term
   obligations                       $(65,000)(B)      $  68,344
  Trade accounts payable                    -            385,533
  Employee compensation
   and benefits                             -            106,653
  Advance payments and
   progress billings                        -            110,326
  Accrued warranties                        -             57,611
  Other current liabilities            55,000 (D)        222,711
                                   ------------          --------
                                      (10,000)           951,178

Long-term obligations                (275,000)(C)        619,002
Liability for
  postretirement benefits                   -             50,952
Deferred income taxes                       -             84,589
Other liabilities                           -             47,041

Minority Interest                           -            101,129

Shareholders' equity                  289,809 (E)        890,307
                                   -------------       ----------

Total Liabilities and
   Shareholders' Equity             $   4,809         $2,744,198
                                   =============       ==========
A)  Reflects the investment in preferred stock of $4,809.
B)  Reflects the repayment of short term debt.
C)  Reflects the repayment of long term debt.
D)  Amount represents $10 million in estimated transaction-related expenses and $45 million in estimated taxes.
E)  Reflects the following:
    Gain on sale after tax           $144,500
    Add back of MHE equity
      which would have
      been eliminated in
      consolidation                   145,309
                                      --------
                                     $289,809
                                     ========

                                    Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Harnischfeger Industries, Inc.

April 13, 1998                   By /s/ James C. Benjamin
                                 ------------------------------
                                 Vice President, Controller
                                 and Chief Accounting Officer